                                                                    EXHIBIT 10.2

                                    GUARANTY

      This GUARANTY, dated as of September 30, 1996, is made by each of the signatories hereto and each other Person which may from time to time hereafter become a party hereto pursuant to Section 13 (each, individually, an "Additional Guarantor", and, collectively, the "Additional Guarantors", and, together with each of the signatories hereto, each, individually, a "Guarantor", and, collectively, the "Guarantors"), in favor of Bank of America National Trust and Savings Association ("BofA"), as administrative agent (in such capacity, the "Administrative Agent") for the various financial institutions from time to time parties (collectively, the "Lenders") to that certain Credit Agreement, dated as of September 30, 1996 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among E&S Holdings Corporation, a Delaware corporation (the "Borrower"), the Lenders, BofA, as Swing Line Lender, as Fronting Lender and as Administrative Agent for the Lenders, together with Merrill Lynch Capital Corporation, as Documentation Agent for the Lenders, Nationsbank, N.A. (South), as Syndication Agent for the Lenders, and the several financial institutions specifically identified as Co-Agents on the signature pages thereof, for the ratable benefit of the Secured Creditors (as defined below).

                              W I T N E S S E T H:

      WHEREAS, (a) pursuant to the Credit Agreement, the Lenders have severally agreed to make Credit Extensions (such capitalized term, and other capitalized terms used in these recitals, to have the meanings set forth, or defined by reference in, Section 1) to the Borrower upon the terms and subject to the conditions set forth therein and (b) one or more Lenders (including those of its Affiliates that have appointed the Administrative Agent to act on such Affiliate's behalf hereunder on terms substantially similar to those set forth in Article X of the Credit Agreement, including the provisions relating to exculpation and indemnification therein) may from time to time enter into Swap Contracts with the Borrower (such Affiliates, together with such Lenders, being referred to herein as "Secured Creditors");

      WHEREAS, each Guarantor is a Subsidiary of the Borrower;

      WHEREAS, the proceeds of the Credit Extensions will be used in part to enable the Borrower to make valuable transfers to the Guarantors in connection with the operation of their respective businesses;

      WHEREAS, pursuant to the Credit Agreement, the Fronting Lender has agreed to issue Letters of Credit and create Acceptances at the request, and for the account, of the Borrower and other Account Parties (including the Guarantors);

      WHEREAS, the Borrower and the Guarantors are engaged in related businesses, and each Guarantor will derive substantial direct and indirect benefit from the making of the Credit Extensions; and

      WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective Credit Extensions to the Borrower under the Credit Agreement that the Guarantors shall have executed and delivered this Guaranty to the Administrative Agent for the ratable benefit of the Secured Creditors;

      NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective Credit Extensions to the Borrower under the Credit Agreement and to induce one or more Secured Creditors to enter into Swap Contracts with the Borrower, the Guarantors hereby agree with the Administrative Agent, for the ratable benefit of the Secured Creditors, as follows:

      1. Defined Terms. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings ascribed to them in the Credit Agreement.

      (b) As used herein, "Obligations" means the collective reference to (i) the unpaid principal of and interest on the Loans and all other obligations and liabilities (including the Special Facility Obligations and the Guaranteed Obligations) of the Borrower to the Administrative Agent or any Lender (including interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of, or which would have accrued but for the filing or commencement of, any Insolvency Proceeding relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, that may arise under, out of, or in connection with, the Credit Agreement, the other Loan Documents, the Letters of Credit, the Acceptances or any other document made, delivered or given in connection therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including all reasonable fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by the Borrower or any Guarantor pursuant to the terms of the Credit Agreement or any other Loan Document) and (ii) all obligations and liabilities of the Borrower to any Secured Creditor, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, that may arise under, out of, or in connection with, any Swap Contract or any other document made, delivered or given in connection therewith.

      (c) "Guaranty" means this Guaranty, as amended, amended and restated, supplemented or otherwise modified from time to time.

      (d) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guaranty shall refer to this Guaranty as a whole and not to any particular provision of this Guaranty, and Section references are to Sections of this Guaranty unless otherwise specified. The word "including" is not limiting and means "including without limitation".

      (e) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

      2. Guaranty. (a) Subject to the provisions of Section 2(b), each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Secured Creditors and their respective successors, endorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

      (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount that can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors.

      (c) Each Guarantor further agrees to pay any and all reasonable expenses (including all reasonable fees and disbursements of counsel) that may be paid or incurred by the Administrative Agent or any Secured Creditor in enforcing or obtaining advice of counsel in respect of any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, such Guarantor under this Guaranty. This Guaranty shall remain in full force and effect until the Obligations are paid in full, the Commitments are terminated, the Letters of Credit are terminated or expired and the Acceptances are matured, notwithstanding that from time to time prior thereto the Borrower may be free from any Obligations.

      (d) Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing this Guaranty or affecting the rights and remedies of the Administrative Agent or any Secured Creditor hereunder.

      (e) No payment or payments made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Administrative Agent or any Secured Creditor from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder, which shall, notwithstanding any such payment or payments other than payments made by such Guarantor in respect of the Obligations or payments received or collected from such Guarantor in respect of the Obligations, remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Obligations are paid in full, the Commitments are terminated, no Letters of Credit remain outstanding and no Acceptance remain unmatured.

      (f) Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Administrative Agent or any Secured Creditor on account of its liability hereunder, it will notify the Administrative Agent in writing that such payment is made under this Guaranty for such purpose.

      3. Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder who has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 5. The provisions of this Section 3 shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and the Secured Creditors, and each Guarantor shall remain liable to the Administrative Agent and the Secured Creditors for the full amount guaranteed by such Guarantor hereunder.

      4. Right of Set-off. In addition to any rights and remedies of the Administrative Agent and each Secured Creditor provided by law, if an Event of Default exists or the Loans have been accelerated, each Guarantor hereby irrevocably authorizes the Administrative Agent and each Secured Creditor at any time and from time to time, without prior notice to such Guarantor, any such notice being waived by such Guarantor to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness, credits or claims (in each case, in any currency and whether direct or indirect, absolute or contingent, matured or unmatured) at any time owing by the Administrative Agent or such Secured Creditor (or any branch or agency thereof) to or for the credit or the account of such Guarantor against any and all Obligations then due and payable by such Guarantor hereunder (whether at the stated maturity, by acceleration or otherwise). Each Secured Creditor agrees to promptly notify the Guarantor and the Administrative Agent after any such set-off and application made by such Secured Creditor; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

      5. Postponement of Subrogation, etc. Each Guarantor hereby expressly waives, until the Obligations are paid in full, the Commitments are terminated, all Letters of Credit are terminated or expired and all Acceptance are matured, any rights which it may now have or hereafter acquire against the Borrower or any Guarantor by way of subrogation, reimbursement, contribution or setoff by virtue of any payment made pursuant to the terms hereof or otherwise and any claim, right or remedy which such Guarantor may now have or hereafter acquire against the Borrower or any Guarantor that arises from the existence or performance by such Guarantor of its obligations hereunder, including any claim, right or remedy of the Administrative Agent or any Secured Creditor against the Borrower or any security which the Administrative Agent or any Secured Creditor now have or hereafter acquire, whether or not such claim, right or remedy arises in equity, under contract, by statute, under color of law or otherwise. If any amount shall be paid to any Guarantor on account of such subrogation, reimbursement, contribution, setoff or other rights at any time when all the Obligations shall not have been paid in full, all the Commitments terminated, all Letters of Credit terminated or expired and all Acceptances matured, such amount shall be held by such Guarantor in trust for the benefit of the Administrative Agent and the Secured Creditors, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such

Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required) to be (after payment of any amounts payable to the Administrative Agent pursuant to Section 11.4 and 11.5 of the Credit Agreement) applied by the Administrative Agent for the ratable benefit of the Secured Creditors in the following order: first, against Obligations consisting of unpaid and outstanding interest on the Loans, second, ratably against Obligations consisting of unpaid and outstanding principal of the Loans, Obligations then due and owing under all outstanding Swap Contracts and Obligations consisting of unreimbursed and owing Special Facility Obligations and other similar obligations, third, to collateralize Obligations consisting of Special Facility Obligations and other similar obligations, and fourth, against any other remaining Obligations. The Administrative Agent may assume that no Obligations are outstanding with respect to Swap Contracts unless it has received written notice thereof in accordance with this Guaranty prior to any such application by it, and if so notified may rely upon and deal with the Secured Creditor party to such Swap Contract as to Obligations thereunder. Any surplus of such cash or cash proceeds held by the Administrative Agent and remaining after payment in full of all the Obligations (other than indemnities, costs and expenses that survive termination of a Loan Document but as to which demand for payment has not then been made), the termination of all Commitments, the termination or expiration of all Letters of Credit and the maturity of all Acceptances shall be paid over to the Borrower or to any other Person notified in writing to the Administrative Agent that may be lawfully entitled to receive such surplus.

      6. Amendments, etc. with Respect to the Obligations; Waiver of Rights. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by the Administrative Agent or any Secured Creditor may be rescinded by such party and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Secured Creditor, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith and the Swap Contracts and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Majority Lenders, as the case may be, or in the case of any Swap Contract, the Secured Creditor party thereto) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Secured Creditor for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Secured Creditor shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guaranty or any property subject thereto. When making any demand hereunder against any of the Guarantors, the Administrative Agent or any Secured Creditor may, but shall be under no obligation to, make a similar demand on the Borrower or any other Guarantor or guarantor, and any failure by the Administrative Agent or any Secured Creditor to make any such demand or to collect any payments from the Borrower or any such other Guarantor or guarantor or any release of the Borrower or such other Guarantor or guarantor shall not relieve any of the Guarantors in respect of which a demand or collection is not made or any of the Guarantors not so released of their several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Administrative Agent or any Secured Creditor against any of the Guarantors. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

      7. Guaranty Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent or any Secured Creditor upon this Guaranty or acceptance of this Guaranty; the Obligations (and any of them) shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guaranty; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Administrative Agent and the Secured Creditors, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guaranty. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Obligations. Each Guarantor understands and agrees that this Guaranty shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to
(a) the genuineness, legality, validity, regularity or enforceability of the Credit Agreement, any other Loan Document or any Swap Contract, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Secured Creditor, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to or be asserted by the Borrower against the Administrative Agent or any Secured Creditor or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) that constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of such Guarantor under this Guaranty, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent and any Secured Creditor may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrower or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Secured Creditor to pursue such other rights or remedies or to collect any payments from the Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve such Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent and the Secured Creditors against such Guarantor. This Guaranty shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Administrative Agent and the Secured Creditors, and their respective successors, endorsees, transferees and assigns, until all the Obligations and the obligations of each Guarantor under this Guaranty shall have been satisfied by payment in full, the

Commitments are terminated, the Letters of Credit are terminated or expired and the Acceptances are matured, notwithstanding that from time to time during the term of the Credit Agreement and any Swap Contract the Borrower may be free from any Obligations.

      8. Reinstatement. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Secured Creditor in connection with an Insolvency Proceeding of the Borrower or any Guarantor, including upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

      9. Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim in Dollars at the office of the Administrative Agent set forth in Schedule 11.2 to the Credit Agreement.

      10. Representations and Warranties; Covenants. (a) Each Guarantor hereby represents and warrants that the representations and warranties set forth in
Article VI of the Credit Agreement as they relate to such Guarantor or the Loan Documents, if any, to which such Guarantor is a party, each of which is hereby incorporated herein by reference, are true and correct, and the Administrative Agent and each Secured Creditor shall be entitled to rely on each of them as if they were fully set forth herein.

      (b) Each Guarantor hereby covenants and agrees with the Administrative Agent and each Secured Creditor that, from and after the date of this Guaranty until the Obligations are paid in full, the Commitments are terminated, the Letters of Credit are terminated or expired and the Acceptances are matured, such Guarantor shall take, or shall refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that no violation of any provision, covenant or agreement contained in Article VII or VIII of the Credit Agreement, and so that no Default or Event of Default, is caused by any act or failure to act of such Guarantor or any of its Subsidiaries.

      11. Authority of Agent. Each Guarantor acknowledges that the rights and responsibilities of the Administrative Agent under this Guaranty with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guaranty shall, as between the Administrative Agent and the Secured Creditors, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and such Guarantor, the Administrative Agent shall be conclusively presumed to be acting as agent for the Secured Creditors with full and valid authority so to act or refrain from acting, and no Guarantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

      12. Notices. All notices, requests and demands pursuant hereto shall be made in accordance with Section 11.2 of the Credit Agreement, provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor in care of the Borrower in accordance with such Section.

      13. Additional Guarantors. Upon the execution and delivery by any other Person of an instrument in the form of Annex I hereto, such Person shall become a "Guarantor" hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any such instrument shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guaranty.

      14. Counterparts. This Guaranty may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument. A set of the counterparts of this Guaranty signed by all the Guarantors shall be lodged with the Administrative Agent.

      15. Severability. Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      16. Integration; Loan Document. This Guaranty represents the agreement of each Guarantor with respect to the subject matter hereof and there are no promises or representations by the Administrative Agent or any Secured Creditor relative to the subject matter hereof not reflected herein or, to the extent expressly referred to herein, in the other Loan Documents. This Guaranty constitutes a Loan Document.

      17. Amendments in Writing; No Waiver; Cumulative Remedies. (a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the affected Guarantor(s) and the Administrative Agent in accordance with Section 11.1 of the Credit Agreement.

      (b) Neither the Administrative Agent nor any Secured Creditor shall by any act (except by a written instrument pursuant to Section 17(a)), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Secured Creditor, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Secured Creditor of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Administrative Agent or such Secured Creditor would otherwise have on any future occasion.

      (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

      18. Section Headings. The Section headings used in this Guaranty are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

      19. Successors and Assigns. This Guaranty shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Administrative Agent and the Secured Creditors and their successors and assigns, except that no Guarantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

      20. WAIVER OF JURY TRIAL. EACH GUARANTOR AND THE ADMINISTRATIVE AGENT (ON ITS BEHALF AND ON BEHALF OF THE SECURED CREDITORS) HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

      21. Submission to Jurisdiction; Waivers. Each Guarantor hereby irrevocably and unconditionally:

      (a) submits for itself and its property in any legal action or proceeding relating to this Guaranty or any other Loan Document, or for recognition and enforcement of any judgement in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof.

      (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

      (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Guarantor in care of the Borrower at the Borrower's address referred to in Section 11.2 of the Credit Agreement or at such other address of which the Administrative Agent shall have been notified pursuant to Section 11.2 of the Credit Agreement;

      (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

      (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

      22. GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, each of the undersigned has caused this Guaranty to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

                                      SPALDING & EVENFLO COMPANIES,
                                         INC., a Delaware corporation


                                      By /s/ W. Michael Kipphut
                                         --------------------------------------
                                         Name:  W. Michael Kipphut
                                         Title: Treasurer and Vice President



                                      EVENFLO COMPANY, INC., a Delaware
                                         corporation


                                      By /s/ W. Michael Kipphut
                                         --------------------------------------
                                         Name:  W. Michael Kipphut
                                         Title: Treasurer and Vice President



                                      ETONIC WORLDWIDE CORPORATION,
                                         a Delaware corporation


                                      By /s/ W. Michael Kipphut
                                         --------------------------------------
                                         Name:  W. Michael Kipphut
                                         Title: Treasurer



                                      S&E FINANCE CO., INC., a Delaware
                                         corporation


                                      By /s/ Paul L. Whiting
                                         --------------------------------------
                                         Name:  Paul L. Whiting
                                         Title: President and CEO

                                      LISCO, INC., a Delaware corporation


                                      By /s/ W. Michael Kipphut
                                         --------------------------------------
                                         Name:     W. Michael Kipphut
                                         Title:    Treasurer and Vice President



                                      LISCO SPORTS, INC., a Delaware
                                         corporation


                                      By /s/ W. Michael Kipphut
                                         --------------------------------------
                                         Name:     W. Michael Kipphut
                                         Title:    Treasurer and Vice President



                                      LISCO FEEDING, INC., a Delaware
                                         corporation


                                      By /s/ W. Michael Kipphut
                                         --------------------------------------
                                         Name:     W. Michael Kipphut
                                         Title:    Treasurer and Vice President



                                      LISCO FURNITURE, INC., a Delaware
                                         corporation


                                      By /s/ W. Michael Kipphut
                                         --------------------------------------
                                         Name:     W. Michael Kipphut
                                         Title:    Treasurer and Vice President



                                      EWW LISCO, INC., a Delaware
                                         corporation


                                      By /s/ W. Michael Kipphut
                                         --------------------------------------
                                         Name:     W. Michael Kipphut
                                         Title:    Treasurer and Vice President

ACCEPTED BY:

BANK OF AMERICA NATIONAL TRUST
    AND SAVINGS ASSOCIATION,
    as Administrative Agent


By /s/ Eugene F. Martin
   ---------------------------------
    Name:  Eugene F. Martin
    Title: Vice President

                                                                      ANNEX I to
                                                                        Guaranty

                 SUPPLEMENT NO. ___ dated as of _____________ ___, _____ (this "Supplement"), to the Guaranty, dated as of September 30, 1996 (as amended, supplemented, or otherwise modified, from time to time, the "Guaranty"), among the initial signatories thereto and each other Person which from time to time thereafter became a party thereto pursuant to
           Section 13 thereof (each, individually, a "Guarantor", and, collectively, the "Guarantors"), in favor of Bank of America National Trust and Savings Association, as Administrative Agent (in such capacity, the "Administrative Agent") for the ratable benefit of the Secured Creditors (as defined in the Guaranty).

                              W I T N E S S E T H:

      WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guaranty;

      WHEREAS, the Guaranty provides that additional parties may become Guarantors under the Guaranty by execution and delivery of an instrument in the form of this Supplement;

      WHEREAS, pursuant to the provisions of Section 13 of the Guaranty, the undersigned is becoming an Additional Guarantor under the Guaranty; and

      WHEREAS, the undersigned desires to become a Guarantor under the Guaranty in order to induce the Lenders to continue to make and maintain Credit Extensions under the Credit Agreement as consideration therefor;

      NOW, THEREFORE, the undersigned agrees, for the benefit of the Administrative Agent and Secured Creditors, as follows:

      1. In accordance with the Guaranty, the undersigned by its signature below becomes a Guarantor under the Guaranty with the same force and effect as if it were an original signatory thereto as a Guarantor and the undersigned hereby (a) agrees to all the terms and provisions of the Guaranty applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, each reference to a "Guarantor" or an "Additional Guarantor" in the Guaranty shall be deemed to include the undersigned.

      2. The undersigned hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by the undersigned and the Guaranty constitutes a legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms.

      3. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guaranty shall not in any way be affected or impaired.

      4. Without limiting the provisions of the Credit Agreement (or any other Loan Document, including the Guaranty), the undersigned agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including reasonable attorneys' fees and expenses of the Administrative Agent.

      5. WITHOUT LIMITING THE EFFECT OF SECTION 20 OF THE GUARANTY, THE UNDERSIGNED AND THE ADMINISTRATIVE AGENT (ON ITS BEHALF AND ON BEHALF OF THE SECURED CREDITORS) HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS SUPPLEMENT, THE GUARANTY OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

      6. Without limiting the effect of Section 21 of the Guaranty, the undersigned hereby irrevocably and unconditionally:

      (a) submits for itself and its property in any legal action or proceeding relating to this Supplement, the Guaranty or any other Loan Document, or for recognition and enforcement of any judgement in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof.

      (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

      (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the undersigned in care of the Borrower at the Borrower's address referred to in Section 11.2 of the Credit Agreement or at such other address of which the Administrative Agent shall have been notified pursuant to Section 11.2 of the Credit Agreement;

      (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

      (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

      7. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      8. This Supplement hereby incorporates by reference the provisions of the Guaranty, which provisions are deemed to be a part hereof, and this Supplement shall be deemed to be a part of the Guaranty.

      9. This Supplement is a Loan Document executed pursuant to the Credit Agreement and the Guaranty.

      IN WITNESS WHEREOF, the undersigned has duly executed this Supplement to the Supplement as of the day and year first above written.

                                         [NAME OF ADDITIONAL
                                            GUARANTOR]


                                         By_____________________________
                                            Name:
                                            Title:


ACCEPTED BY:

BANK OF AMERICA NATIONAL TRUST
    AND SAVINGS ASSOCIATION,
    as Administrative Agent


By________________________________
    Name:
    Title: